UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FISERV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! FISERV, INC. 2022 Annual Meeting Vote by May 17, 2022 11:59 PM ET. For shares held in a Plan, vote by May 15, 2022 11:59 PM ET FISERV, INC. 255 FISERV DRIVE BROOKFIELD, WI 53045 D75304-P68929 You invested in FISERV, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 18, 2022. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report for the Year Ended December 31, 2021 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 18, 2022 10:00 AM CDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/FISV2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Frank J. Bisignano 04) Harry F. DiSimone 07) Heidi G. Miller For 02) Alison Davis 05) Dylan G. Haggart 08) Doyle R. Simons 03) Henrique de Castro 06) Wafaa Mamilli 09) Kevin M. Warren 2. To approve, on an advisory basis, the compensation of the named executive officers of Fiserv, Inc. For 3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Fiserv, Inc. for 2022. For 4. Shareholder proposal requesting the board seek shareholder approval of senior manager severance and termination Against payments. NOTE: If other matters properly come before the meeting or any adjournment or postponement thereof, the undersigned also authorizes the named proxies to vote on such matters in their discretion. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Sign up for E-delivery.

Your Vote Counts! FISERV, INC. 2022 Annual Meeting May 18, 2022 Vote Now! As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Vote Common Shares by: May 17, 2022 Vote Plan Shares by: May 15, 2022 Control Number: Ways to Vote Go to ProxyVote.com Call 1-800-690-6903 This email represents the following share(s):

FISERV, INC. - COMMON 123,456,789,012.00000 FISERV PLAN 123,456,789,012.00000 FISERV, INC. RSA HOLDER 123,456,789,012.00000 FISERV, INC. - RESTRICTED 123,456,789,012.00000 FISERV, INC. 123,456,789,012.00000 FISERV, INC. 123,456,789,012.00000 FISERV, INC. 123,456,789,012.00000 Important Materials: Proxy Statement Annual Report Attend the Virtual Meeting Attend the Meeting For holders as of March 21, 2022 Why Should I Vote? Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares. (c) 1997-2022 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement